Dreyfus
      GNMA Fund, Inc.



      SEMIANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                                GNMA Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus GNMA Fund, Inc., covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of high-quality bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt securities that are more credit-sensitive, such as lower-rated corporate bonds.

Will bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund achieved a total return of 4.33% and distributed aggregate income dividends totaling $0.365 per share.(1) The Lehman Brothers GNMA Index, the fund's benchmark, achieved a total return of 4.55% for the same period.(2)

Ginnie Mae securities and the fund benefited during the reporting period from low interest rates and a "flight to quality" among investors. The fund's total return also benefited from strong returns from commercial mortgage-backed securities and asset-backed securities. Despite this, the fund's return still slightly trailed its benchmark.

What is the fund's investment approach?

The fund invests at least 80% of its assets in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements. The fund's goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, since a sharp increase or decrease in this trend would adversely affect returns provided by the fund's mortgage-backed holdings.

* OPTION-ADJUSTED SPREAD ANALYSIS. This analytical tool compares the early redemption or extension characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries. This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 15- and 30-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs"). Also, within the GNMA market, we analyze project loans that offer cash flow protection from loan prepayments.

* TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The reporting period was one of the most volatile in recent memory, largely because of changes in investors' views of the future direction of interest rates. When the reporting period began, many investors believed that the economy was gathering momentum and the Federal Reserve Board's (the "Fed") next move would be toward higher interest rates. However, it soon became apparent that the recovery was weaker than expected, and investors pushed back their expectations of the timing of eventual rate cuts. By the end of the reporting period, persistent economic weakness and the possibility of war with Iraq caused most investors to expect lower interest rates, not higher ones. In fact, just a few days after the end of the reporting period, the Fed cut short-term interest rates by 0.50 percentage points.

In addition, the Ginnie Mae market was positively affected by spreading corporate scandals and a declining stock market as seemingly shell-shocked equity investors turned to the relatively safe haven of U.S. government securities. With yields of U.S. Treasury securities near historical lows, many investors turned to comparatively higher-yielding Ginnie Maes, which, like Treasuries, are guaranteed by the federal government. In this environment, Ginnie Mae securities ranked among the reporting period's top performers in the U.S. fixed-income marketplace, and the fund's total return benefited from this.

The fund also benefited from its holdings of commercial mortgage-backed securities and, to a lesser extent, asset-backed securities, which were subject to rising investor demand because of their attractive yields and solid credit quality. However, returns from mortgage-backed securities from other U.S. government agencies lagged Ginnie Maes, primarily because of a surge of prepayments in the low interest-rate environment, which hurt the fund's total return.

What is the fund's current strategy?

We recently reduced the fund's holdings of commercial mortgage-backed securities and asset-backed securities, locking in profits at attractive prices. We generally redeployed those assets to Ginnie Maes, which comprised approximately 92% of the fund's total net assets at the reporting period's end. In addition, we have maintained a relatively long average duration, which is designed to maintain yields for as long as practical if interest rates continue to fall

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                                        The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)


                                                                                              Principal
BONDS AND NOTES--114.3%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--98.8%

Government National Mortgage Association I:

   5.5%                                                                                      37,030,000  (a)          37,619,888

   6%                                                                                       175,850,000  (a)         181,784,938

   6.5%                                                                                     155,604,500  (a)         162,023,900

   6.5%, 9/15/2008-6/15/2032                                                                 46,051,440               48,544,526

   7%, 11/15/2022-12/15/2022                                                                    176,718                  187,377

   7.5%, 12/15/2006-11/15/2028                                                               53,962,466               57,802,983

   8%, 4/15/2008-12/15/2022                                                                  21,220,145               22,906,599

   8.5%, 2/15/2006-12/15/2022                                                                14,253,296               15,661,304

   9%, 4/15/2016-12/15/2022                                                                  12,436,425               13,821,782

   9.5%, 3/15/2018-11/15/2024                                                                 2,319,272                2,613,808

                                                                                                                     542,967,105

Government National Mortgage Association II:

   4.25%, 4/20/2030                                                                           7,663,354  (b)           7,820,913

   4.5%, 4/20/2032-8/20/2032                                                                 49,394,786  (b)          50,513,428

   5%, 7/20/2030-8/1/2032                                                                    47,742,334  (b)          49,166,381

   5.375%, 2/20/2027                                                                            118,015  (b)             121,702

   6%                                                                                        22,000,000  (a)          22,687,500

   6.5%, 5/20/2031-6/20/2031                                                                 15,679,812               16,287,405

   6.75%, 9/20/2027                                                                              71,175  (b)              73,312

   7%, 4/20/2024-4/20/2032                                                                  163,107,503              170,688,586

   7.5%, 9/20/2030                                                                            2,969,059                3,150,914

   8%, 2/20/2034-4/20/2034                                                                    5,206,922                5,551,881

   9%, 3/20/2016                                                                                528,601                  584,929

   9.5%, 2/20/2016-2/20/2025                                                                    653,234                  732,385

   10.5%, 9/20/2013-9/20/2018                                                                   736,089                  852,617

                                                                                                                     328,231,953

Government National Mortgage Association I,

  Graduated Payment Mortgage:

      10.25%, 9/15/2018                                                                          41,986                   48,350

      10.75%, 1/15/2016-2/15/2016                                                                39,171                   45,317

                                                                                                                          93,667

Government National Mortgage Association II,

  Graduated Payment Mortgage,

      11.75%, 6/20/2015-1/20/2016                                                               116,446                  136,246

Government National Mortgage Association I,

  Construction Loans:

      6.75%, 3/15/2040                                                                        8,265,641                9,235,982

      7.25%, 4/15/2032                                                                        8,492,400                9,491,251

                                                                                                                      18,727,233


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I,

  Project Loans:

      6.3%, 11/15/2038                                                                       20,835,006               22,937,884

      6.315%, 10/15/2033                                                                      1,461,461                1,608,275

      6.355%, 8/15/2024                                                                       3,168,516                3,481,972

      6.375%, 10/15/2033-1/15/2034                                                           20,306,714               22,414,537

      6.41%, 8/15/2028                                                                        1,780,594                1,966,435

      6.5%, 12/15/2023                                                                        1,945,001                2,149,901

      6.55%, 7/15/2033                                                                        7,756,839                8,575,206

      6.6%, 9/15/2019-9/15/2030                                                               8,743,723                9,659,867

      6.625%, 6/15/2028-5/15/2033                                                            10,607,059               11,762,031

      6.75%, 10/15/2033-12/15/2033                                                            6,866,952                7,672,185

                                                                                                                      92,228,293

Government National Mortgage Association,
   Stripped Securities, Interest Only Class,

   Ser. 2001-25, Cl. CI, 7%, 2029                                                             1,680,685  (c)             259,399

Federal Home Loan Mortgage Corp.,

  REMIC,

  Stripped Securities, Interest Only Class:

      Ser. 1583, Cl. ID, 7%, 2023                                                             5,059,464  (c)             438,959

      Ser. 1628, Cl. MA, 6.5%, 2022                                                           1,354,500  (c)             110,911

      Ser. 1882, Cl. PK, 7%, 2026                                                             3,181,482  (c)             411,557

      Ser. 1969, Cl. PI, 7%, 2009                                                               134,338  (c)                 316

      Ser. 1998, Cl. PK, 7%, 2026                                                             3,946,629  (c)             229,886

      Ser. 2043, Cl. IE, 6.5%, 2023                                                          14,978,230  (c)             374,555

      Ser. 2048, Cl. PJ, 7%, 2028                                                             3,901,260  (c)             492,534

      Ser. 2065, Cl. PH, 6.5%, 2021                                                           2,209,149  (c)              38,109

      Ser. 2399, Cl. IQ, 6.5%, 2022                                                          22,665,060  (c)           1,232,073

      Ser. 2419, Cl. IE, 6.5%, 2027                                                          10,989,807  (c)             748,561

                                                                                                                       4,077,461

Federal National Mortgage Association:

   5.5%                                                                                      27,000,000  (a)          27,278,370

   6.2%, 1/1/2011                                                                            18,081,559               20,130,565

   6.82%, 1/1/2028                                                                            3,421,540                3,777,759

   Stripped Securities, Interest Only Class:

      Ser. 1993-133, Cl. HA, 9.96%, 2022                                                      3,762,783  (c)             255,869

      Ser. 1996-55, Cl. PL, 7%, 2025                                                            870,435  (c)              25,297

      Ser. 1997-16, Cl. PJ, 7%, 2026                                                          2,761,954  (c)             179,932

      Ser. 1997-40, Cl. PI, 7%, 2027                                                         21,126,166  (c)           2,198,600

      Ser. 1997-84, Cl. PI, 6.5%, 2021                                                        2,212,018  (c)             156,921

      Ser. 2001-61, Cl. PK, 6.5%, 2022                                                        6,350,145  (c)             244,680

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

  Whole Loan:

      Ser. 2001-W1, Cl. AF6, 6.402%, 2031                                                     5,932,000                6,308,311

      Ser. 2001-W2, Cl. AF3, 5.258%, 2029                                                    10,000,000               10,344,800

                                                                                                                      70,901,104

TOTAL U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED                                                                                                 1,057,622,461

ASSET-BACKED CTFS.--1.1%

ACLC Business Loan Receivables Trust,

   Ser. 1998-1, Cl. A1, 6.435%, 2019                                                          6,607,016  (d)           5,615,964

Countrywide,

   Ser. 2002-S3, Cl. A2, 3.604%, 2017                                                         1,245,000                1,244,611

Equivantage Home Equity Loan Trust,

   Ser. 1997-1, Cl. A4, 7.275%, 2028                                                          4,892,167                4,975,718

TOTAL ASSET-BACKED CTFS.                                                                                              11,836,293

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--8.3%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                       15,863,856               17,203,718

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                          15,274,000               16,792,585

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          8,126,019                8,963,333

Commercial Mortgage,

   Ser. 2001-FL5A, Cl. A1, 1.831%, 2013                                                       5,335,000  (b,d)         5,312,139

GS Mortgage Securities II,

   Ser. 2001-LIB, Cl. A2, 6.615%, 2016                                                       17,375,000  (d)          18,640,856

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                       7,916,557  (d)           8,605,698

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2033                                                          11,000,000               12,848,425

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          88,366,754

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--4.4%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B1, 6.5%, 2013                                                             367,808                  392,136

Bank of America Mortgage Securities:

   Ser. 2000-6, Cl. B1, 7.75%, 2030                                                           6,939,117                7,000,813

   Ser. 2000-6, Cl. B2, 7.75%, 2030                                                           2,215,051                2,233,567


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Countrywide Home Loans:

   Ser. 2000-5, Cl. B1, 7.75%, 2030                                                           7,338,828                7,380,499

   Ser. 2000-6, Cl. B1, 7.75%, 2030                                                           5,571,643                5,633,428

   Ser. 2000-8, Cl. B1, 7.5%, 2031                                                            3,620,268                3,675,858

GE Capital Mortgage Services:

   Ser. 1997-13, Cl. B1, 6.75%, 2012                                                            385,559                  392,877

   Ser. 1998-1, Cl. B1, 6.75%, 2013                                                             778,459                  797,550

   Ser. 1998-16, Cl. B1, 6.5%, 2013                                                             504,751                  530,636

   Ser. 1998-16, Cl. M, 6.5%, 2013                                                            1,514,257                1,574,214

Norwest Asset Securities:

   Ser. 1997-20, Cl. B1, 6.75%, 2012                                                            784,346                  794,857

   Ser. 1998-14, Cl. B2, 6.5%, 2013                                                           1,190,479                1,227,485

   Ser. 1999-13, Cl. B2, 6.75%, 2029                                                          1,737,093                1,841,719

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             5,546,201  (d)           5,629,394

PNC Mortgage Securities:

   Ser. 1998-2, Cl. 3B2, 6.75%, 2013                                                            618,546                  632,513

   Ser. 1998-2, Cl. 4B2, 6.75%, 2027                                                            611,892                  622,818

   Ser. 1998-11, Cl. 2B2, 6.25%, 2013                                                           425,951                  448,122

Residential Funding Mortgage Securities I:

   Ser. 1997-S6, Cl. B1, 7%, 2012                                                               789,035                  800,612

   Ser. 1997-S10, Cl. M2, 7%, 2012                                                              673,051                  679,591

   Ser. 1997-S11, Cl. M2, 7%, 2012                                                              555,872                  560,586

   Ser. 1997-S16, Cl. M2, 6.75%, 2012                                                           980,672                1,005,847

   Ser. 1998-S1, Cl. M2, 6.5%, 2013                                                             874,215                  900,839

   Ser. 1998-S14, Cl. M2, 6.5%, 2013                                                          1,367,606                1,415,326

   Ser. 1998-S16, Cl. M1, 6.5%, 2013                                                            865,331                  901,576

   Ser. 1998-S16, Cl. M2, 6.5%, 2013                                                            309,104                  324,458

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         47,397,321

U.S. GOVERNMENT AGENCIES--1.7%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         15,000,000  (e)          18,030,176

TOTAL BONDS AND NOTES

   (cost $1,202,417,050)                                                                                           1,223,253,005

                                                                                                         The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

OTHER INVESTMENTS--21.5%                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    76,837,333  (f)          76,837,333

Dreyfus Institutional Cash Advantage Plus Fund                                               76,837,333  (f)          76,837,333

Dreyfus Institutional Preferred Plus Money Market Fund                                       76,837,334  (f)          76,837,334

TOTAL OTHER INVESTMENTS

   (cost $230,512,000)                                                                                               230,512,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--3.9%

U.S. Treasury Bills:

   1.53%, 12/5/2002                                                                           4,105,000  (g)           4,099,581

   1.61%, 1/9/2003                                                                           37,475,000               37,375,689

TOTAL SHORT-TERM INVESTMENTS

   (cost $40,749,048)                                                                                                 41,475,270

TOTAL INVESTMENTS

   (cost $1,473,678,098)                                                                          139.7%           1,495,240,275

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (39.7%)           (424,715,923)

NET ASSETS                                                                                        100.0%           1,070,524,352

(A)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  REFLECTS NOTIONAL FACE.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES AMOUNTED TO $43,804,051 OR 4.1% OF NET ASSETS.

(E)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(F)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

(G)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSTITONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2002 (Unaudited)

                                                                Market Value                                           Unrealized
                                                                  Covered by                                        (Depreciation)
                                            Contracts           Contracts ($)              Expiration            at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 5 year Notes                        719            (81,775,016)           December 2002                     (98,703)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,473,678,098  1,495,240,27

Cash                                                                  7,321,198

Receivable for investment securities sold                            27,389,527

Interest receivable                                                   6,051,919

Receivable for shares of Common Stock subscribed                        379,358

Paydowns receivable                                                      38,972

Prepaid expenses                                                        137,316

                                                                  1,536,558,565
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           783,197

Payable for investment securities purchased                         464,144,106

Payable for shares of Common Stock redeemed                             437,990

Payable for futures variation margin--Note 4(a)                         176,312

Accrued expenses other liabilities                                      492,608

                                                                    466,034,213
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,070,524,352
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,108,483,700

Accumulated undistributed investment income--net                        845,061

Accumulated net realized gain (loss) on investments                 (60,267,883)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($98,703) net unrealized
  depreciation on financial futures]                                 21,463,474
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,070,524,352
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1.1 billion shares of $.001 par value Common Stock authorized)      70,804,228

NET ASSET VALUE, offering and redemption price per share ($)              15.12

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            26,978,674

Dividends                                                              312,893

Income from securities lending                                          18,454

TOTAL INCOME                                                        27,310,021

EXPENSES:

Management fee--Note 3(a)                                            3,149,690

Shareholder servicing costs--Note 3(b)                                 990,123

Custodian fees--Note 3(b)                                               85,611

Professional fees                                                       30,950

Directors' fees and expenses--Note 3(c)                                 23,741

Registration fees                                                       11,969

Interest expense--Note 2, 5                                              5,599

Prospectus and shareholders' reports                                     1,142

Miscellaneous                                                           49,473

TOTAL EXPENSES                                                       4,348,298

INVESTMENT INCOME--NET                                              22,961,723
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             18,405,092

Net realized gain (loss) on financial futures                       (7,073,932)

NET REALIZED GAIN (LOSS)                                            11,331,160

Net unrealized appreciation (depreciation) on investments
  (including $375,031 net unrealized appreciation
  on financial futures)                                              9,726,505

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              21,057,665

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                44,019,388

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                               (Unaudited)      April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         22,961,723           53,049,844

Net realized gain (loss) on investments        11,331,160           14,411,458

Net unrealized appreciation (depreciation)
   on investments                               9,726,505            9,291,701

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   44,019,388           76,753,003
--------------------------------------------------------------------------------

NET EQUALIZATION (DEBITS)--NOTE 1(E)                  --               217,819
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (25,162,131)         (53,749,577)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 119,692,881          156,116,600

Dividends reinvested                           20,176,952           42,368,092

Cost of shares redeemed                       (85,390,759)        (145,616,066)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             54,479,074           52,868,626

TOTAL INCREASE (DECREASE) IN NET ASSETS        73,336,331           76,089,871
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           997,188,021          921,098,150

END OF PERIOD                               1,070,524,352          997,188,021

Undistributed investment income--net              845,061            3,278,939
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,982,254           10,626,853

Shares issued for dividends reinvested          1,349,381            2,898,051

Shares redeemed                                (5,693,000)          (9,931,697)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,638,635            3,593,207

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                      Six Months Ended
                                      October 31, 2002                                    Year Ended April 30,
                                                              ----------------------------------------------------------------------
                                            (Unaudited)            2002(a)          2001          2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           14.85            14.49           13.89         14.54          14.99        14.44

Investment Operations:

Investment income--net                             .33(b)           .81(b)          .90           .90            .92          .91

Net realized and unrealized
   gain (loss) on investments                      .31              .37             .60          (.65)          (.46)         .55

Total from Investment Operations                   .64             1.18            1.50           .25            .46         1.46

Distributions:

Dividends from investment
   income--net                                    (.37)            (.82)           (.90)         (.90)          (.91)        (.91)

Net asset value, end of period                   15.12            14.85           14.49         13.89          14.54        14.99
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  4.33(c)          8.42           11.22          1.75           3.17        10.38
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .83(d)           .85             .90           .92            .94          .96

Ratio of interest expense
   and loan commitment fees
   to average net assets                           .00(d,e)         .00(e)          .02            --            .25          .00(e)

Ratio of net investment income
   to average net assets                          4.37(d)          5.53            6.30          6.40           6.19         6.16

Portfolio Turnover Rate                         188.89(c)        452.76          458.09        420.18         206.15       342.71
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               1,070,524          997,188         921,098       910,969      1,068,347    1,172,792

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  APRIL 30,  2002 WAS TO  DECREASE  NET
     INVESTMENT  INCOME  PER  SHARE  BY  $.03  AND  INCREASE  NET  REALIZED  AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.03 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.68% TO 5.53%.
     PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO MAY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $11,650 during the period ended October 31, 2002 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On October 31, 2002, the Board of Directors declared a cash dividend of $.056 per share from undistributed investment income-net, payable on November 1, 2002 (ex-dividend date) to shareholders of record as of the close of business on October 31, 2002.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $72,059,808 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $49,193,098 of the carryover expires in fiscal 2003, $5,710,751 expires in fiscal 2005, $6,916,020 expires in fiscal 2007, $8,326,405 expires in fiscal 2008 and $1,913,534 expires in fiscal 2009.

The tax character of distributions paid to shareholder during the fiscal year ended April 30, 2002, was as follows: ordinary income $53,749,577. The tax character of current year distributions will be determined at the end of the current fiscal year.

(e) Equalization: For the year ended April 30, 2002, the fund followed the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed. Effective May 1, 2002, the fund will no longer follow the accounting practice of equalization.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended October 31, 2002, pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate not to exceed .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing,

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund' s average daily net assets for any full fiscal year. During the period ended October 31, 2002, the fund was charged $702,797 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $255,692 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2002, the fund was charged $85,611 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest it's available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $312,893 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2002, amounted to $2,250,206,989 and $2,130,181,724, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2002, are set forth in the Statement of Financial Futures.

(b) At October 31, 2002, accumulated net unrealized depreciation on investments was $21,562,177, consisting of $41,808,934 gross unrealized appreciation and $20,246,757 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended October 31, 2002 was approximately $597,200, with a related weighted average annualized interest rate of 1.88%.

                                                                        The Fund

                 For More Information

                        Dreyfus
                        GNMA Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com




(c) 2002 Dreyfus Service Corporation                                  265SA1002